SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) May 26, 2003

                     AMERICAN MILLENNIUM CORPORATION, INC.
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             (Exact name of registrant as specified in its charter)


           New Mexico                  0-10841                    85-0273340
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

110 North Rubey Drive, Suite 100A, Golden, CO                       80403
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  (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code      (303) 279-2002
                                                    ----------------------------

                                    No Change
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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This Form 8-K/A is being filed to incorporate a correction to the letter from
Dohan and Company PA, CPA's dated May 29, 2003. The original letter filed was based on a preliminary Form 8-K presented to our previous audtiors. Dohan and Company PA, CPA's amended their original letter based on the final Form 8-K.

ITEM 4(a).        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 26, 2003, the Company notified its accountants, Dohan and Company PA, CPA's, that they were being dismissed as the Company's independent auditors. The Company's Board of Directors made the decision to change accountants.

During the Registrant's past two (2) fiscal years and during the subsequent interim periods, the Company had no disagreements with Dohan and Company PA, CPA's on any matter of accounting principles or practices, financial statement disclosures, auditing scope or procedure, or any reportable events.

Dohan and Company PA, CPA's auditor's report on the financial statements of the Registrant as of and for the years ended July 31, 2002 and 2001, contained a going concern emphasis paragraph describing substantial doubt about the Registrant's ability to continue as a going concern. With the exception of the foregoing, the report of Dohan and Company PA, CPA's contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

On May 26, 2003 the Company provided Dohan and Company PA, CPA's with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed. On May 29, 2003 the Company received a letter from Dohan and Company PA, CPA's that it agreed with the statements contained herein, and which is filed as Exhibit 16.1 to this Form 8-K.

ITEM 4(b).        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 26, 2003, the Company engaged the firm of Gelfond Hochstadt Pangburn, P.C. as the Company's independent auditors. Prior to such engagement, the Registrant had not consulted Gelfond Hochstadt Pangburn, P.C. regarding the application of accounting principles to a specified transaction, either contemplated or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or any matter that was the subject of a disagreement or a reportable event.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

16.1     Dohan and Company PA, CPA's letter regarding change of accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN MILLENNIUM CORPORATION, INC.

                                   Registrant

                                   By:     /s/  Ronald J. Corsentino
                                        --------------------------------------
                                        Name:        Ronald J. Corsentino
                                        Title:       Chief Financial Officer and
                                                     Controller

Dated:  June 24, 2003